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                                  EXHIBIT 10.43


                 FIFTH WAIVER AND AMENDMENT TO CREDIT AGREEMENT


                  FIFTH WAIVER AND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 1, 1998, among AMERUS LIFE HOLDINGS, INC., an Iowa corporation (the "Borrower"), the various Banks from time to time party to the Credit Agreement referred to below (the "Banks"), BANK ONE, INDIANA, NA and ABN AMRO BANK, N.V., as Co-Arrangers (the "Co-Arrangers") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement.


                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Banks, the Co-Arrangers and the Administrative Agent are parties to a Credit Agreement, dated as of October 23, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower has requested the Banks to waive certain provisions of the Credit Agreement as described herein and has further requested that the Banks agree to amend the Credit Agreement as herein provided; and

                  WHEREAS, the Banks have agreed to the waivers and amendments the Credit Agreement as herein provided subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Notwithstanding Section 7.12(a) of the Credit Agreement, the Banks hereby agree to waive, from October 1, 1998 to but not including the Fifth Amendment Effective Date (such period being herein referred to as the "Waiver Period"), compliance by the Borrower and AmerUs Life with Section 7.12(a) of the Credit Agreement, and the Banks further agree to waive any Default or Event of Default which may exist as a result of any failure of the Borrower or AmerUs Life to comply with said Section 7.12(a) during the Waiver Period, including with respect to the giving of any Notice of Borrowing during the Waiver Period or the making of any representation or warranty pursuant to
Section 4.02(a) during the Waiver Period.

                  2. Section 7.12 of the Credit Agreement is hereby amended by deleting clause (a) of said Section in its entirety and inserting the following new clause (a) in lieu thereof:

                  (a) Subject to Section 7.12(d) below, the Borrower shall not permit AmerUs Life to have an Adjusted Capital and Surplus of less than
         (x) at any time on or after the Fifth Amendment Effective Date to but excluding December 31, 1999, $240,000,000, (y) at



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         any time on or after December 31, 1999 to but excluding December 31,
         2000, $275,000,000 and (z) at any time thereafter, $300,000,000.

                  3. Section 9 of the Credit Agreement is hereby amended by inserting the following new definition in appropriate alphabetical order:

                  "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment to this Agreement.

                  4. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) all representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Fifth Amendment Effective Date (as defined below) after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (y) there exists no Default or Event of Default on the Fifth Amendment Effective Date, after giving effect to this Amendment.

                  5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Credit Document except as expressly set forth herein.

                  6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  8. This Amendment shall become effective as of the date hereof on the date (the "Fifth Amendment Effective Date") when each of the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  9. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                      * * *

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                 IN WITNESS WHEREOF, the parties hereto have caused a
counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                   AMERUS LIFE HOLDINGS, INC.


                                   By /s/ Joseph K. Haggerty
                                     -------------------------------------------
                                      Title: Senior Vice President


                                   THE CHASE MANHATTAN BANK, Individually and as
                                      Administrative Agent


                                   By /s/ Peter Platten
                                     -------------------------------------------
                                      Title: Vice President


                                   BANK ONE, INDIANA, NA, Individually and as
                                       a Co-Arranger


                                   By /s/ Deborah A. Pyne
                                     -------------------------------------------
                                      Title: First Vice President


                                   ABN AMRO BANK N.V., Individually and as a
                                       Co-Arranger


                                   By /s/ Bruce D. Ballentine
                                     -------------------------------------------
                                      Title:  Group Vice President

                                   By /s/ Parker H. Douglas
                                     -------------------------------------------
                                      Title:  Group Vice President


                                   BANK OF MONTREAL


                                   By /s/ Robert C. Meyer
                                     -------------------------------------------
                                      Title: Director


                                   BANK OF TOKYO MITSUBISHI TRUST COMPANY


                                   By
                                     -------------------------------------------
                                      Title:




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                                   BANQUE NATIONALE DE PARIS


                                   By
                                     -------------------------------------------
                                      Title:


                                   CIBC INC.


                                   By
                                     -------------------------------------------
                                      Title:


                                   DRESDNER BANK AG, NEW YORK BRANCH AND GRAND
                                      CAYMAN BRANCH


                                   By
                                     -------------------------------------------
                                      Title:


                                   By
                                     -------------------------------------------
                                      Title:


                                   FIRST UNION NATIONAL BANK


                                   By /s/ Thomas L. Stitchberry
                                     -------------------------------------------
                                      Title: Senior Vice President


                                   FLEET NATIONAL BANK


                                   By /s/ David A. Bosselait
                                     -------------------------------------------
                                      Title: Vice President


                                   MELLON BANK, N.A.


                                   By /s/ Susan M Whitewood
                                     -------------------------------------------
                                      Title: Vice President


                                   NATIONSBANK OF TEXAS, N.A.


                                   By /s/ Gary R. Peet
                                     -------------------------------------------
                                      Title: Managing Director

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                                   NORWEST BANK IOWA, NATIONAL ASSOCIATION


                                   By /s/ Diane S. Ramsey
                                     -------------------------------------------
                                      Title: Vice President


                                   ROYAL BANK OF CANADA


                                   By /s/ Vivian Abdelmessih
                                     -------------------------------------------
                                      Title: Senior Manager


                                   SUNTRUST BANK, CENTRAL FLORIDA,
                                      NATIONAL ASSOCIATION


                                   By
                                     -------------------------------------------
                                       Title: